Exhibit 10.37(m)

                            EMPLOYEE OPTION AGREEMENT
                                    under the
                     Hexcel Corporation Incentive Stock Plan


EMPLOYEE OPTION AGREEMENT, dated as of the Grant Date, by and between the Optionee and Hexcel Corporation (the "Corporation").

                              W I T N E S S E T H:
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WHEREAS, the Corporation has adopted the Hexcel Corporation Incentive Stock Plan
(the "Plan"); and

WHEREAS, the Compensation Committee (the "Committee") of the Board of Directors of the Corporation (the "Board") has determined that it is desirable and in the best interest of the Corporation to grant to the Optionee a stock option as an incentive for the Optionee to advance the interests of the Corporation;

NOW, THEREFORE, the parties agree as follows:

1. NOTICE OF GRANT; INCORPORATION OF PLAN. A Notice of Grant is attached hereto as Annex A and incorporated by reference herein. Unless otherwise provided herein, capitalized terms used herein and set forth in such Notice of Grant shall have the meanings ascribed to them in the Notice of Grant and capitalized terms used herein and set forth in the Plan shall have the meanings ascribed to them in the Plan. The Plan is incorporated by reference and made a part of this Employee Option Agreement, and this Employee Option Agreement shall be subject to the terms of the Plan, as the Plan may be amended from time to time, provided that any such amendment of the Plan must be made in accordance with Section X of the Plan. The Option granted herein constitutes an Award within the meaning of the Plan.

2. GRANT OF OPTION. Pursuant to the Plan and subject to the terms and conditions set forth herein and therein, the Corporation hereby grants to the Optionee the right and option (the "Option") to purchase all or any part of the Option Shares of the Corporation's common stock, $.01 par value per share (the "Common Stock"), which Option is not intended to qualify as an incentive stock option, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

3. PURCHASE PRICE. The purchase price per share of the Option Shares shall be the Purchase Price.

4.    TERM OF OPTION.

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      (a) EXPIRATION DATE; TERM. Subject to Section 4(c) below, the Option shall expire on, and shall no longer be exercisable following, the tenth anniversary of the Grant Date. The ten-year period from the Grant Date to its tenth anniversary shall constitute the "Term" of the Option.

      (b) VESTING PERIOD; EXERCISABILITY. Subject to Section 4(c) below, the Option shall vest and become exercisable at the rate of 33-1/3% of the Option Shares on each of the first three anniversaries of the Grant Date.

      (c) TERMINATION OF EMPLOYMENT; CHANGE IN CONTROL.

      (i) For purposes of the grant hereunder, any transfer of employment by the Optionee among the Corporation and its Subsidiaries shall not be considered a termination of employment. If the Optionee's employment with the Corporation is terminated for Cause (as defined in that certain Amended and Restated Employment Agreement, dated as of October 11, 2000, between the Corporation and the Optionee (the "Employment Agreement")), or the Optionee voluntarily terminates his employment with the Corporation other than for Good Reason (as defined in the Employment Agreement), the Optionee shall forfeit the portion of the Option to the extent not yet vested as of the Date of Termination (as defined in the Employment Agreement). The Option, to the extent then vested, in the case of the voluntary termination by the Optionee of his employment with the Company other than for Good Reason shall be exercisable until the third anniversary of the Date of Termination, and in the case of termination of the Optionee's employment for Cause shall be exercisable for a period of ninety (90) days following the Date of Termination.

      Notwithstanding any other provision contained herein, if the Optionee's employment with the Corporation is involuntarily terminated other than for Cause, the Optionee terminates employment for Good Reason or the Optionee dies or terminates employment due to disability (within the meaning of Section 7(b) of the Employment Agreement), the Option shall become fully and immediately vested and exercisable and shall remain exercisable for the lesser of (A) three years following the Date of Termination, or, if applicable, for three years following the Optionee's death or disability and (B) the remainder of the Term of the Option.

      (ii) In the event of a Change in Control (as defined in the last Section hereof), the Option shall immediately become fully vested and exercisable and the post-termination periods of exercisability set forth in Section 4(c)(i) hereof shall apply.

5.    ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

      (a) The aggregate number of Option Shares and the Purchase Price shall be appropriately adjusted by the Committee for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend or other increase



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      or decrease in such shares, effected without receipt of consideration by the Corporation, or other change in corporate or capital structure. The Committee shall also make the foregoing changes and any other changes, including changes in the classes of securities available, to the extent reasonably necessary or desirable to preserve the intended benefits under this Employee Option Agreement in the event of any other reorganization, recapitalization, merger, consolidation, spin-off, extraordinary dividend or other distribution or similar transaction involving the Corporation.

      (b) Any adjustment under this Section 5 in the number of Option Shares and the Purchase Price shall apply to only the unexercised portion of the Option. If fractions of a share would result from any such adjustment, the adjustment shall be rounded down to the nearest whole number of shares.

6.    METHOD OF EXERCISING OPTION AND WITHHOLDING.
      -------------------------------------------

      (a) The Option shall be exercised by the delivery by the Optionee to the Corporation at its principal office (or at such other address as may be established by the Committee) of written notice of the number of Option Shares with respect to which the Option is exercised, accompanied by payment in full of the aggregate Purchase Price for such Option Shares. Payment for such Option Shares shall be made (i) in U.S. dollars by personal check, bank draft or money order payable to the order of the Corporation, or by money transfers or direct account debits to an account designated by the Corporation; (ii) through the delivery of shares of Common Stock with a Fair Market Value equal to the total payment due from the Optionee; (iii) pursuant to a "cashless exercise" program if such a program is established by the Corporation; or (iv) by any combination of the methods described in (i) through (iii) above.

      (b) The Corporation's obligation to deliver shares of Common Stock upon the exercise of the Option shall be subject to the payment by the Optionee of applicable federal, state and local withholding tax, if any. The Corporation shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to the Optionee any federal, state or local taxes required to be withheld with respect to such payment.

7. TRANSFER. Except as provided in this Section 7, the Option is not transferable otherwise than by will or the laws of descent and distribution, and the Option may be exercised during the Optionee's lifetime only by the Optionee. Any attempt to transfer the Option in contravention of this Section 7 is void AB INITIO. The Option shall not be subject to execution, attachment or other process. Notwithstanding the foregoing, the Optionee shall be permitted to transfer the Option to members of his or her immediate family (I.E., children, grandchildren or spouse), trusts for the benefit of such family members, and partnerships whose only partners are such family members; provided, however, that no consideration can be paid for the transfer of the Option and the transferee of the Option shall be subject to all conditions applicable to the Option prior to its transfer.



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

8. NO RIGHTS IN OPTION SHARES. The Optionee shall have none of the rights of a stockholder with respect to the Option Shares unless and until shares of Common Stock are issued upon exercise of the Option.

9. NO RIGHT TO EMPLOYMENT. Nothing contained herein shall be deemed to confer upon the Optionee any right to remain as an employee of the Corporation.

10. GOVERNING LAW/JURISDICTION. This Employee Option Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without reference to principles of conflict of laws.

11. RESOLUTION OF DISPUTES. Any disputes arising under or in connection with this Employee Option Agreement shall be resolved by binding arbitration before a single arbitrator, to be held in New York in accordance with the commercial rules and procedures of the American Arbitration Association. Judgment upon the award rendered by the arbitrator shall be final and subject to appeal only to the extent permitted by law. Each party shall bear such party's own expenses incurred in connection with any arbitration; PROVIDED, HOWEVER, that the cost of the arbitration, including without limitation, reasonable attorneys' fees of the Optionee, shall be borne by the Corporation in the event the Optionee is the prevailing party in the arbitration. Anything to the contrary notwithstanding, each party hereto has the right to proceed with a court action for injunctive relief or relief from violations of law not within the jurisdiction of an arbitrator.

12. NOTICES. Any notice required or permitted under this Employee Option Agreement shall be deemed given when delivered personally, or when deposited in a United States Post Office, postage prepaid, addressed, as appropriate, to the Optionee at the last address specified in Optionee's employment records, or such other address as the Optionee may designate in writing to the Corporation, or to the Corporation, Attention: Corporate Secretary, or such other address as the Corporation may designate in writing to the Optionee.

13. FAILURE TO ENFORCE NOT A WAIVER. The failure of either party hereto to enforce at any time any provision of this Employee Option Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

14. COUNTERPARTS. This Employee Option Agreement may be executed in two or more counterparts, each of which shall be an original but all of which together shall represent one and the same agreement.

15. MISCELLANEOUS. This Employee Option Agreement cannot be changed or terminated orally. This Employee Option Agreement and the Plan contain the entire agreement between the parties relating to the subject matter hereof. The section headings herein are intended for reference only and shall not affect the interpretation hereof.

16.  DEFINITIONS.  For purposes of this Employee Option Agreement:



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      (I)  the term "Beneficial Owner" (and variants thereof) shall have the meaning given in Rule 13d-3 promulgated under the Exchange Act;

      (II) the term "Change in Control" shall mean any of the following events:

                  (1) any Person is or becomes the Beneficial Owner, directly or indirectly, of 40% or more of either (a) the then outstanding Common Stock of the Corporation (the "Outstanding Common Stock") or (b) the combined voting power of the then outstanding securities entitled to vote generally in the election of directors of the Corporation (the "Total Voting Power"); excluding, however, the following: (i) any acquisition by the Corporation or any of its Controlled Affiliates,
            (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any of its Controlled Affiliates and (iii) any Person who becomes such a Beneficial Owner in connection with a transaction described in the exclusion within paragraph (3) below; or

                  (2) a change in the composition of the Board such that the individuals who, as of the effective date of this Employee Option Agreement, constitute the Board (such individuals shall be hereinafter referred to as the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board; PROVIDED, HOWEVER, for purposes of this definition, that any individual who becomes a director subsequent to such effective date, whose election, or nomination for election by the Corporation's stockholders, was made or approved pursuant to the Governance Agreement or by a vote of at least a majority of the Incumbent Directors (or directors whose election or nomination for election was previously so approved) shall be considered a member of the Incumbent Board; but, PROVIDED, FURTHER, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person or legal entity other than the Board shall not be considered a member of the Incumbent Board; or

                  (3) there is consummated a merger or consolidation of the
            Corporation or any direct or indirect Subsidiary of the Corporation or a sale or other disposition of all or substantially all of the assets of the Corporation ("Corporate Transaction"); excluding, however, such a Corporate Transaction (a) pursuant to which all or substantially all of the individuals and entities who are the Beneficial Owners, respectively, of the Outstanding Common Stock and Total Voting Power immediately prior to such Corporate Transaction will Beneficially Own, directly or indirectly, more than 50%, respectively, of the outstanding common stock and the combined voting power of the then


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            outstanding common stock and the combined voting power of the then outstanding securities entitled to vote generally in the election of directors of the company resulting from such Corporate Transaction (including, without limitation, a company which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Corporate Transaction of the Outstanding Common Stock and Total Voting Power, as the case may be, and (b) immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the company resulting from such Corporate Transaction (including, without limitation, a company which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries); or

                 (4) the approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation;

      (III) the term "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time;

      (IV) the term "Governance Agreement" shall mean the Governance Agreement dated December 19, 2000, among LXH, L.L.C., LXH II, L.L.C., Hexcel Corporation and the other parties listed on the signature pages thereto; and

      (V) the term "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) of the Exchange Act.


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

                                     ANNEX A


                                 NOTICE OF GRANT
                              EMPLOYEE STOCK OPTION
                     HEXCEL CORPORATION INCENTIVE STOCK PLAN

      The following employee of Hexcel Corporation, a Delaware corporation or a Subsidiary, has been granted an option to purchase shares of the Common Stock of Hexcel, $.01 par value, in accordance with the terms of this Notice of Grant and the Employee Option Agreement to which this Notice of Grant is attached.

      The following is a summary of the principal terms of the option which has been granted. The terms below shall have the meanings ascribed to them below when used in the Employee Option Agreement.

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Optionee                              John Lee
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Address of Optionee                   18 Walnut Avenue
                                      Larchmont, NY 10538
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Employee Number                       1923
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Employee ID Number                    ###-##-####
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Foreign Sub Plan, if applicable
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Grant Date                            December 20, 2000
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Purchase Price                        $11.00
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Aggregate Number of Shares            364,000
Granted (the "Option Shares")
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      IN WITNESS WHEREOF, the parties hereby agree to the terms of this Notice of Grant and the Employee Option Agreement to which this Notice of Grant is attached and execute this Notice of Grant and Employee Option Agreement as of the Grant Date.

/s/ John J. Lee                     HEXCEL CORPORATION
------------------------------
Optionee

                                    By: /s/ Ira J. Krakower
                                        --------------------------
                                        Ira J. Krakower
                                        Senior Vice President


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